Exhibit 99.1

 March 2026  Investor Presentation

 2  Forward-Looking Statements / Non-GAAP Disclosures  Forward-Looking Statements  This presentation contains statements about future events that constitute forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by references to a future period or periods or by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “will,” “should,” “could,” “plan,” and other similar terms of expressions. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, many of which are beyond the Company’s control. These risks, uncertainties and other factors may cause the actual results, performance or achievements expressed in, or implied by, the forward-looking statements to differ materially from those contemplated by the forward-looking statements. Factors that may cause such a difference include, but are not limited to, local, regional, national and international general economic conditions, including actual or potential stress in the banking industry, financial and regulatory changes, changes in interest rates, regulatory considerations, competition, technological developments, retention and recruitment of qualified personnel, changes in customer deposit behavior, and market acceptance of the Company’s pricing, products and services.  The Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date made, and advises readers that various factors, including, but not limited to, those described above and other factors discussed in the Company’s annual and quarterly reports previously filed with the Securities and Exchange Commission, could affect the Company’s financial performance and could cause the Company’s actual results or circumstances for future periods to differ materially from those anticipated or projected.  Unless required by law, the Company does not undertake, and specifically disclaims any obligations to, publicly release any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.  For more information, please see our reports filed with the United States Securities and Exchange Commission (“SEC”), including our most recent annual report on Form 10-K and quarterly reports on Form 10-Q.  Non-GAAP Financial Measures  In addition to presenting information in conformity with accounting principles generally accepted in the United States of America (GAAP), this presentation contains financial information determined by methods other than GAAP (non-GAAP). The following measures used in this Presentation, which are commonly utilized by financial institutions, have not been specifically exempted by the Securities and Exchange Commission ("SEC") and may constitute "non-GAAP financial measures" within the meaning of the SEC's rules.  The Company has provided in this Presentation supplemental disclosures for the calculation of tangible common equity to tangible assets and net interest margin fully taxable-equivalent. Management believes that the non-GAAP financial measures disclosed by the Company from time to time are useful in evaluating the Company's performance and that such information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Our non-GAAP financial measures may differ from similar measures presented by other companies. Refer to the appendix for Non-GAAP to GAAP reconciliations.

 3  Greene County Bancorp, Inc. Overview  As of December 31, 2025  Number of Shares  Ownership  Owned by Greene County Bancorp, MHC  9,218,528  54.1%  Owned by Public Shareholders  7,808,300  45.9%  Total Shares Outstanding  17,026,828  17,026,828  Shareholder Ownership as of December 31, 2025  Financial Summary  December 31, 2025 Financial Highlights  Total Assets  $3.1B  MRQ Net Income  $10.3M  MRQ / LTM ROAA  1.33% / 1.22%  NPAs / Assets  0.10%  MRQ / LTM ROAE  16.27% / 15.33%  TCE / TA¹  8.21%  MRQ NIM FTE¹  2.83%  Loans / Deposits  63.9%  1889  1998  1999  2024  Greene County Bancorp, Inc. listed publicly on the Nasdaq under the ticker GCBC  Celebrated 135 years in business and 25 years as a publicly traded company on Nasdaq  Bank of Greene County founded in Catskill, New York  Mutual Holding Company formed to own 100% of Bank of Greene County; sold 45% to the public  1) See Appendix for Non-GAAP reconciliation  Note: Fiscal year ends June 30th of each year; LTM represents last twelve months; MRQ represents most recent quarter  Source: S&P Capital IQ Pro; Company documents

 4  2000 2001 2002  Note: Fiscal year ended June 30 Source: S&P Capital IQ Pro  Organization with Deep Roots in the Communities it Serves  Greene County Bancorp, Inc. (Nasdaq: GCBC) is the holding company for the Bank of Greene County and its subsidiary Greene County Commercial Bank, serving New York’s Hudson Valley and Capital Region  For over 137 years, the company has delivered steady growth grounded in security, service, and soundness  Recognized as the #1 Commercial Mortgage Lender in the Capital Region and one of the fastest-growing companies over $100 million by the Albany Business Review  Greene County Bancorp continues to build long-term value for customers, communities, and shareholders  $168  $185  $220  $257  $285  $295  $308  $326  $380  $461  $495  $548  $591  $634  $674  $739  $869  $982  $3,041 $3,147  $2,826  $2,698  $2,572  $2,200  $1,677  $1,269  $1,151  2003  2004  2005  2006  2007  2008  2009  2010  2011  2012  2013  2014  2015  2016  2017  2018  2019  2020  2021  2022  2023  2024  2025  MRQ  Total Assets as of Fiscal Period Shown ($M)

 5  1) Clifton Park, NY branch opened on October 15, 2025  Note: Star denotes GCBC’s headquarters; Deposit market share data as of June 30, 2025 Source: S&P Capital IQ Pro  Strong Commitment to Upstate New York Market  Deposit Market Share by County  Branch Map  GCBC (19)  Headquarters (1)  Deposits  Market  County (New York)  Rank  Branches  ($000)  Share (%)  Greene  1  6  $1,817,792  50%  Columbia  2  6  $398,720  28%  Albany  12  3  $228,680  1%  Ulster  9  2  $182,470  4%  Rensselaer  11  1  $43,329  2%  Saratoga¹  15  1  $0  0%  Total  19  $2,670,991  2026 Median HHI Income ($)  $84,492  $95,573  $88,141  $95,442  $91,644  $100,118  $91,356  $86,867  Greene  Columbia  Albany  Ulster  Rensselaer  Saratoga  New York State  Nationwide

 6  Source: S&P Capital IQ Pro; Company documents  Most Recent Quarter Financial Highlights  Selected Highlights  Key Statistics  Balance Sheet  Total assets of the Company were $3.1 billion at December 31, 2025 and $3.0 billion at December 31, 2024, an increase of $181.2 million, or 6%  Shareholders’ equity increased to $258.3 million at December 31, 2025 as compared to $238.8 million at June 30, 2025, resulting primarily from net income of $19.2 million and a decrease in accumulated other comprehensive loss of $1.8 million  Income Statement  Net Income was $19.2 million for the six months ended December 31, 2025, a new record high for a three month period ended  Net interest margin increased 50 basis points to 2.54% for the three months ended December 31, 2025 as compared to 2.04% for the three months ended December 31, 2024  The effective tax rate was 10.9% and 11.9% for the three and six month ended December 31, 2025  Efficiency ratio was 46.9% for the six month ended December 31, 2025  Key Events  In July of 2025, the Company announced that its Board of Directors has approved a quarterly cash dividend of $0.10 per share on the Company’s common stock  The dividend reflects an annual cash dividend rate of $0.40 per share which represents an 11.1% increase from the previous annual cash dividend of $0.36 per share

 $2,200  $2,572  $2,698  $2,826  $3,041  $3,147  2021  2022  2023  2024  2025  MRQ  $1,106  $1,252  $1,409  $1,499  $1,627  $1,687  2021 2022  Tangible Common Equity¹ ($M)  2023  2024  2025  MRQ  $150  $158  $183  $206  $239  $258  2021  2022  2023  2024  2025  MRQ  $2,005  $2,213  $2,437  $2,389  $2,640  $2,641  2021  2022  2023  2024  2025  MRQ  Demonstrated Ability to Drive Balance Sheet Growth  Total Deposits ($M)  Gross Loans HFI ($M)  Total Assets ($M)  1) See Appendix for Non-GAAP reconciliation Note: Fiscal year ended June 30  Source: S&P Capital IQ Pro; Company documents  7

 High-Performing Profitability  Efficiency Ratio (%)  2021 2022  Net Interest Margin FTE (%)¹  Return on Average Equity (%)  Return on Average Assets (%)  17.41%  17.93%  18.13%  12.87%  14.08%  16.27%  2021  2022  2023  2024  2025  MRQ  1.24%  1.18%  1.19%  0.93%  1.10%  1.33%  2023  2024  2025  MRQ  2.97%  2.69%  2.66%  2.25%  2.47%  2.83%  2021  2022  2023  2024  2025  MRQ  49.7%  1) See Appendix for Non-GAAP reconciliation Note: Fiscal year ended June 30  Source: S&P Capital IQ Pro; Company documents  7  48.4%  52.6%  57.5%  52.3%  47.1%  2021  2022  2023  2024  2025  MRQ

 Well-Positioned to Grow  2021 2022 2023 2024 2025 MRQ  Bank Level Tier 1 Risk Based Capital Ratio (%)  2021 2022 2023 2024  Bank Level Leverage Ratio (%)  Company TCE / TA (%)¹  Company Total Equity ($M)  2021 2022 2023 2024 2025 MRQ  Bank Level Total Risk Based Capital Ratio (%)  Bank Loans / Deposits (%)  56.6%  55.1%  57.8%  62.8%  61.6%  63.9%  16.9%  16.0%  16.5%  17.1%  16.6%  16.9%  2021  2022  2023  2024  2025  MRQ  $150  $158  $183  $206  $239  $258  2025  MRQ  6.80%  6.13%  6.79%  7.29%  7.85%  8.21%  15.6%  14.8%  15.2%  15.9%  15.4%  15.6%  2021  2022  2023  2024  2025  MRQ  8.14%  7.98%  1) See Appendix for Non-GAAP reconciliation Note: Fiscal year ended June 30  Source: S&P Capital IQ Pro; Company documents  7  8.68%  9.29%  9.24%  9.37%  2021  2022  2023  2024  2025  MRQ

 History of Growth  184%  2016  2017  2018  2019  2020  2021  2022  2023  2024  2025  MRQ  TBVPS + DPS Growth (%)  Compound Tangible Book Value per Share + Dividends (Non-GAAP) Growth  Total Asset Growth  262%  2016  2017  2018  2019  2020  2021  2022  2023  2024  2025  MRQ  Asset Growth (%)  Note: Fiscal year ended June 30  Source: S&P Capital IQ Pro; Company documents  10  Company Growth Expansion…..  While Growing Shareholder Impact

 Historical Dividends Since 2015  Dividends Per Share  Paid dividends of $0.18 or greater every year since 2015  From 2015 to 2025, GCBC has continued to increase the annual dividend each year  The company has the ability and history of waiving dividends to the Mutual Holding Company (MHC)  On a cumulative basis, the MHC has waived approximately $36.6 million of dividends since 2001, retaining capital at the Bancorp  $0.18  $0.19  $0.19  $0.20  $0.20  $0.22  $0.24  $0.26  $0.28  $0.32  $0.36  2015  2016  2017  2018  2019  2020  2021  2022  2023  2024  2025  Note: Fiscal year ended June 30  Source: S&P Capital IQ Pro; Company documents  10

 Loan Portfolio Overview  Net Charge-offs / Average Net Loans Receivable (%)  Nonperforming Assets / Assets (%)  Loan Portfolio Composition as of December 31, 2025  Amount (%) of  Loan Type ($000's) Total  Residential  $414,829  24.6%  CRE  1,097,997  65.1%  Home Equity  40,574  2.4%  Consumer  4,106  0.2%  Commercial  129,678  7.7%  Total Loans  $1,687,184  100.0%  $1.7B  Total  0.25%  0.21%  0.13%  0.10%  0.10%  0.11%  2021 2022 2023 2024  2025  MRQ  0.04%  0.02%  0.04%  0.10%  0.02%  0.03%  2021  2022  2023  2024  2025  MRQ  Residential 24.6%  Note: Fiscal year ended June 30  Source: S&P Capital IQ Pro; Company documents  10  CRE 65.1%  Home Equity 2.4%  Consumer 0.2%  Commercial 7.7%

 Deposit Composition Overview  Cost of Deposits (%)  Cost of Funds (%)  Deposit Composition as of December 31, 2025  Amount (%) of  Deposit Type ($000's) Total  Noninterest-bearing deposits  $105,171  4.0%  Certificates of deposit  205,948  7.8%  NOW deposits  2,000,305  75.7%  Money Market & Savings  329,616  12.5%  NIB 4.0%  CDs 7.8%  NOW  deposits 75.7%  Money Market & Savings 12.5%  0.98%  2.16%  2.23%  2.05%  0.29%  0.25%  2021  2022  2023  2024  2025  MRQ  0.24%  Total Deposits  $2,641,040  100.0%     2021  2022  2023  2024  2025  MRQ  Note: Fiscal year ended June 30  Source: S&P Capital IQ Pro; Company documents  13  0.16%  0.87%  2.10%  2.19%  2.02%  $2.6B  Total

 Available-for-Sale 34%  14  Held-to-Maturity 66%  Source: S&P Capital IQ Pro; Company documents  Securities Portfolio Composition  Portfolio as of December 31, 2025  Securities Portfolio Breakdown (as of December 31, 2025)  $1.2B  Total  December  31, 2025  (Dollars in thousands)  Balance  % of Portfolio  Securities Available-for-Sale:  U.S. Treasury securities  $47,505  3.9%  U.S. government sponsored enterprises  6,400  0.5%  State and political subdivisions  227,450  18.6%  Mortgage-backed securities-residential  36,144  3.0%  Mortgage-backed securities-multifamily  75,911  6.2%  Corporate debt securities  18,180  1.5%  Total Securities Available-for-Sale  $411,590  33.7%  Securities Held-to-Maturity:  U.S. Treasury securities  $15,877  1.3%  State and political subdivisions  479,390  39.2%  Mortgage-backed securities-residential  159,926  13.1%  Mortgage-backed securities-multifamily  123,656  10.1%  Corporate debt securities  31,419  2.6%  Other securities  26  0.0%  Total Securities Held-to-Maturity  $810,294  66.3%  Total Securities (at carrying value)  $1,221,884  100.0%

 Opened  October 25, 2025  Source: Company documents  Focused on Growth & Targeted Expansion  Capital Region Banking Center  Albany County, NY  Clifton Park  Saratoga County, NY  Continued Growth Into New York’s Capital Region and Hudson Valley  14  Opened  March 19,2024  Expansion  3 Winners Circle, Colonie  1208 Route 146, Clifton Park

 Greene County Bancorp is Strong & Well Positioned for Continued Growth  Experienced Senior Management Team and Board of Directors with Extensive Banking Knowledge  Attractive Low-Cost Deposit Base  Clean Asset Quality Through Strict Underwriting Standards and Strong Credit Risk Management  Well Capitalized  Achieved Record Net Income for 16 Out of the Last 17 Fiscal Years  Highly Profitable Business Model, Efficient Operations, Consistently Strong Returns for Shareholders  Established Franchise With History of Stability & Serving Its Community – 137 Years!  14

 #1 Commercial Mortgage Lender in the Capital Region by Albany Business Review  Ranked one of the Fastest Growing Companies in the Capital Region by Albany Business Review  Recent Awards  Bauer Financial, Inc - 5 Star Superior Rating 16th Consecutive Year  Recognized as a Top-Performing Bank in Piper Sandler’s Class of 2025 Bank & Thrift Small-Cap All Stars, GCBC has been recognized nine times in the last 21 years  14

 Source: Company documents  Charitable Foundation  Formed in 1998, funded initially by Bank stock & cash  $4 million in total contributions since inception  Granted over $556,000 to over 491 organizations in 2025  Awards fund education, health and wellness, social and civic services, culture and arts, housing, and emergency home repairs for seniors and low income households  14

 Appendix

 Executive Management Team Presenting  Donald E. Gibson has served as President and Chief Executive Officer of Greene County Bancorp, Inc. and the Bank of Greene County since 2007. He has been with the Bank since 1987, holding various positions of increasing responsibility prior to his appointment as President and CEO. Under his leadership as President and CEO, the Bank has grown from approximately $300 million in assets to over $3 billion and has achieved record earnings in 16 of the past 17 years. Mr. Gibson also serves as Chairperson of the Board of Directors of Atlantic Community Bankers Bank and is a current Board Member.  Nick Barzee is a Certified Public Accountant and has served as the Senior Vice President and Chief Financial Officer of the Company and the Bank since July 1, 2024. Prior to this appointment, Mr. Barzee served as Vice President, Director of Finance since 2023 and Vice President, Controller since 2021. Prior to joining the Company and Bank, Mr. Barzee worked as a Senior Manager with KPMG LLP in Albany, NY and New York City for over 12 years. Mr. Barzee holds both a Master’s degree in Business Administration and a Bachelor's degree in Accounting from the State University of New York at Oswego.  Scott Houghtaling has served as Senior Vice President and Chief Credit & Banking Officer since June 2024. Prior to his appointment, Mr. Houghtaling served as Senior Managing Director at Berkshire Bank. He has many ties to the local community, graduating High School from Ravena-Coeymans-Selkirk Central School and obtaining his Bachelor of Science degree from Siena College. He is also very involved in the local community, serving as a Board Member for the Center for Economic Growth and a Board Trustee for Catholic Charities of the Diocese of Albany.  Source: Company website  20

 Board of Directors  Christopher Cannucciari is a partner at Lutz, Selig & Zeronda, CPAs, LLP. Mr. Cannucciari is a Certified Public Accountant and Accredited in Business Valuation, and earned his Bachelor of Science in Finance from Siena College and his Master of Business Administration in Public Accounting from the University of Rochester. Mr. Cannucciari was elected to the Board of Directors in 2024 and had previously been a member of The Bank of Greene County’s Advisory Board since 2013. Mr. Cannucciari served as the Northeast Chapter President for the New York State Society of CPA’s for the term ended May 31, 2016, and was a Board Member from 2012-2018. Mr. Cannucciari also serves as Treasurer of the Capital Region Chamber of Commerce. Mr. Cannucciari brings his expertise in accounting principles as well as tax and financial reporting rules and regulations to the Board of Greene County Bancorp, Inc., in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.  Christopher Cannucciari Director  Jay P. Cahalan is retired. Prior to his retirement in 2022, Mr. Cahalan was the former President and Chief Executive Officer of Columbia Memorial Health (CMH). He continues to serve CMH as Chairman of the Columbia Memorial Health Foundation. Mr. Cahalan worked with CMH for 29 years in executive leadership positions prior to his retirement. He was also President and part-owner of Hudson Health & Fitness in Hudson and served as President of the Greene County Rural Health Network before retiring as its President in 2016. Prior to his appointment to the Board of Directors in 2015, Mr. Cahalan served as a member of The Bank of Greene County’s Advisory Board of Directors since 2012. Mr. Cahalan has a Master of Science in Law from Champlain College in Vermont, a Master of Arts from the University of Connecticut, and a Bachelor of Science from Southern Connecticut State University. Mr.  Cahalan’s health care services experience provides valuable business and leadership skills and financial acumen to the Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.  Jay P. Cahalan  Chairman  John Brust is the Principal and an owner of Delaware Engineering, D.P.C, an Albany-based firm engaged in civil and environmental engineering throughout New York State. Mr. Brust joined Delaware Engineering in 1998 and has over 30 years of experience in technical consulting as well as a broad perspective regarding the economy and the environment. Mr. Brust has been a member of The Bank of Greene County Advisory Board since 2019, and is a graduate of Seton Hall University, and holds a Master of Environmental Science from Rutgers University. Mr. Brust brings to the Board of Directors his expertise in supporting the economic development of New York communities, his experience with regulatory affairs, and his relationships with state and regional agencies, in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.  John Brust  Director  See executive management team page for biography.  Donald E. Gibson President, Chief Executive Officer, and Director  Source: Company website  20

 Board of Directors (Continued)  Michelle M. Plummer is retired. Prior to her retirement in June 2024, Ms. Plummer served as Senior Executive Vice President, Chief Operating Officer and Chief Financial Officer, a position held since 2020. Prior to this appointment, Ms. Plummer served as Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company and the Bank since 2007. Prior to these appointments, Ms. Plummer served as Chief Financial Officer of the Company and the Bank since May 1999. Ms. Plummer is a Certified Public Accountant and a Chartered Global Management Accountant. Prior to her tenure at the Company and Bank, Ms. Plummer held positions with KPMG LLP and the Federal Reserve Bank of New York. Ms. Plummer obtained a Master of Science from Pace University and a Bachelor of Science from Marist College. Ms. Plummer is a member of the AICPA and NYSSCPA. Ms.  Plummer’s banking and accounting industry experience brings valuable business and leadership skills and financial acumen to the Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.  Michelle M. Plummer  Director  Tejraj S. Hada is a highly accomplished entrepreneur and investor with nearly two decades of leadership in the restaurant and hospitality industries. Since 2022, Mr. Hada has been the co-owner of a Hilton Garden Inn and Magnoliya Convention Center in Virginia and holds multiple commercial real estate properties in upstate New York. As a former franchisee of Five Guys Burgers and Fries and TCBY, Mr. Hada oversaw 29 locations across New York and Massachusetts. At its peak, his operations employed more than 500 staff members, and his strong commitment to operational excellence earned him Five Guys’ Franchisee of the Year award in 2015. After successfully selling his restaurant operations, Mr. Hada shifted his focus to other ventures. Mr. Hada holds a degree in Computer Science from the Engineering College Kota and a Postgraduate Diploma in Industrial Engineering from the National Productivity Council in India. Before entering the restaurant industry, he spent 10 years as a software engineer and project leader. In recognition of his entrepreneurial achievements, Mr. Hada was honored with the Small Business Excellence Award by the U.S. Small Business Administration in 2010. Prior to his appointment to the Board of Directors in 2022, Mr. Hada served as a member of The Bank of Greene County’s Advisory Board of Directors. He has served as a board member of the Guilderland Chamber of Commerce.  Tejraj S. Hada  Director  Peter W. Hogan is a shareholder in the Hudson, New York-based accounting firm of Karp, Ackerman, Small & Hogan, CPAs, P.C. He has been with the firm for over 30 years. Mr. Hogan is a Certified Public Accountant. He became Chairman of the Board’s Audit Committee in December 2013. He was formerly a member of The Bank of Greene County’s Advisory Board. He has a Bachelor of Business Administration in Accounting from Siena College. Mr. Hogan brings to the Board of Directors his valuable experience as a business consultant and his expertise in dealing with accounting principles and financial reporting rules and regulations in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.  Peter W. Hogan  Director  Charles H. Schaefer is founding partner of the law firm, Deily & Schaefer, Catskill, New York. Mr. Schaefer is a member of the American Bar Association’s Committee on Banking Law, as well as a member of the New York State Bankers Association’s Section on Business Law and its banking subcommittee. Since 1977 he has advised the Bank on various legal matters, becoming General Counsel in 1988 to the Bank’s predecessor, Greene County Savings Bank. As an experienced attorney, Mr. Schaefer brings to the Board a unique and valuable perspective on legal and legal-related issues that may arise in the operations and management of the Company and the Bank.  Charles H. Schaefer  Director  Source: Company website  20

 Directors Emeritus  Paul E. Slutzky served on the Board of Directors since 1992, was named Chairman in 2020, and retired in November 2022. Mr. Slutzky is a former co-owner of Hunter Mountain Ski Area and its affiliated companies and retired from I. & O. A. Slutzky, Inc., a general construction company. Mr. Slutzky's over 30 years of experience as co-owner and 40 years as a manager of various family owned businesses brings valuable business and leadership skills and financial acumen to the Board in furtherance of the Board's objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.  Paul E. Slutzky  Director  David H. Jenkins is a veterinarian and the former owner of Catskill Animal Hospital, Catskill, New York. Dr. Jenkins’ over 30 years of experience as owner and manager of a locally operated business bring valuable business and leadership skills and financial acumen to the Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.  David H. Jenkins  Director  Dennis R. O’Grady is a graduate of Union University, Albany College of Pharmacy. He owned and operated Mikhitarian Pharmacy for 31 years, until its sale to Price Chopper in 1999. He has been a Board member since 1981. Mr. O’Grady has also served as the President of Columbia Greene Community College Foundation, President of Catskill Rotary, President of Catskill Boys Club, and President of local chapters of the March of Dimes. He has served on several local not for profit organizations in the role of finance committee member. Mr.  O’Grady’s over 30 years of experience as owner of his own pharmaceutical business bring valuable business and leadership skills and financial acumen to the Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities.  Dennis R. O’Grady  Director  Martin C. Smith is a retired consultant to Main Bros. Oil Co., Inc., and is the former owner of R.E. Smith Fuel Company, which was purchased by Main Bros. Oil Co., Inc., located in Albany, New York. He became Chairman of the Board in November 2005 and retired in November 2020. Mr. Smith’s 23 years of experience as owner of his own energy services company and an additional 15 years as a consultant in the energy services industry bring valuable business and leadership skills and financial acumen to the Board in furtherance of the Board’s objective of maintaining a membership of experienced and dedicated individuals with diverse backgrounds, perspectives, skills, and other qualities that are beneficial to the Company.  Martin C. Smith  Director  J. Bruce Whittaker retired as President and Chief Executive Officer of the Company and of The Bank of Greene County in June 2007. Mr. Whittaker has been affiliated with the Bank in various capacities since 1972. Mr. Whittaker was appointed to the Board of Trustees of the Bank in 1987. As the former President and Chief Executive Officer of the Company and the Bank, Mr. Whittaker offers a wealth of management experience, business understanding, and knowledge of banking regulations and our market area, along with a deep understanding of the role of the Board of Directors. Mr. Whittaker’s prior experience gives him front-line exposure to many of the issues facing the Company as well as extensive valuable experience in overseeing, among other matters, the Company’s banking business.  J. Bruce Whittaker  Director  Source: Company website  20

Non-GAAP Reconciliation

Greene County Bancorp Inc.

Tangible Common Equity / Tangible Assets

	For fiscal year ended June 30,					MRQ
($000s)	2021	2022	2023	2024	2025	12/31/25
Total Common Equity	$149,584	$157,714	$183,283	$206,000	$238,837	$258,268
Goodwill	--	--	--	--	--	--
Other Intangibles	--	--	--	--	--	--
Less: Total Intangible Assets	--	--	--	--	--	--
Tangible Common Equity	**$149,584**	**$157,714**	**$183,283**	**$206,000**	**$238,837**	**$258,268**
Total Assets	$2,200,335	$2,571,740	$2,698,283	$2,825,788	$3,040,609	$3,146,995
Goodwill	--	--	--	--	--	--
Other Intangibles	--	--	--	--	--	--
Less: Total Intangible Assets	--	--	--	--	--	--
Tangible Assets	**$2,200,335**	**$2,571,740**	**$2,698,283**	**$2,825,788**	**$3,040,609**	**$3,146,995**
Tangible Common Equity / Tangible Assets	**6.80%**	**6.13%**	**6.79%**	**7.29%**	**7.85%**	**8.21%**

Net Interest Margin FTE

	For fiscal year ended June 30,					MRQ
($000s)	2021	2022	2023	2024	2025	12/31/25
Net Interest Income	$53,145	$58,005	$61,218	$50,979	$60,121	$19,059
Tax-Equivalent Adjustment	3,032	3,670	5,258	6,791	7,679	2,174
Net Interest Income Fully Taxable-Equivalent	**$56,177**	**$61,675**	**$66,476**	**$57,770**	**$67,800**	**$21,233**
Average Interest-Earning Assets	**$1,892,650**	**$2,291,448**	**$2,495,653**	**$2,568,756**	**$2,739,472**	**$2,997,338**
Net Interest Margin Fully Taxable-Equivalent	**2.97%**	**2.69%**	**2.66%**	**2.25%**	**2.47%**	**2.83%**

Source: Company documents

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